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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 23, 2001 included in Carbon Energy Corporation's Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP


Denver, Colorado
May 7, 2001



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